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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549







                              -------------------

                                   FORM 8-K


                              -------------------




                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: February 5,1997







                                                               I.R.S. Employer
Commission                                     State of        Identification
File Number   Registrant                       Incorporation   Number
------------- -------------------------------- --------------- ----------------

001-11227     Washington Energy Company        Washington      91-1005304
001-11271     Washington Natural Gas Company   Washington      91-1005303



                 815 Mercer Street, Seattle, Washington 98109
            (Address of Registrant's principal executive offices)
      Registrant's telephone number, including area code: (206) 622-6767




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ITEM 5.  OTHER EVENTS

a) On February 5, 1997, Washington Energy Company, parent company of Washington Natural Gas Company, issued the following press release:

                     PUGET POWER/WASHINGTON ENERGY MERGER
                   DECISION ISSUED BY WASHINGTON COMMISSION


BELLEVUE, WASHINGTON - The Washington Utilities & Transportation Commission today (February 5) announced it has given its approval for Puget Sound Power & Light Company and Washington Energy Company to merge their respective electric and natural gas operations into a single company.

Both companies said the final step in the merger approval process is scheduled to occur on Friday afternoon, February 7, when both companies' Boards of Directors are scheduled to meet separately and concurrently to review the Commission's order. The purpose of their review is to decide whether to give their final approval to the merger. If both Boards give their approval, the new company - Puget Sound Energy - could be formed after the close of trading on the New York Stock Exchange on Monday, February 10. Shares of Puget Sound Energy stock (NYSE: PSD) could begin trading as early as Tuesday, February 11.

Both companies had entered into a stipulated merger settlement proposal on December 11, 1996, with the Commission's Regulatory Staff, and with the Public Counsel Section of the Washington State Attorney General's Office. The stipulated settlement outlined a 5-year rate stability plan that, among other things, would provide a period of rate certainty for customers while still providing Puget Sound Energy the opportunity to earn a reasonable return on investment.

The two companies announced their intention to merge on October 18, 1995, and shareholders of both companies approved the merger on March 20, 1996.



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SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WASHINGTON ENERGY COMPANY

                              By /s/ James P. Torgerson
                                 James P. Torgerson
                                 Executive Vice President,
                                 Chief Administrative Officer and
                                 Chief Financial Officer; the
                                 Principal Financial Officer

                              WASHINGTON NATURAL GAS COMPANY

                              by /s/ James P. Torgerson
                                 James P. Torgerson
                                 Executive Vice President,
                                 Chief Administrative Officer and
                                 Chief Financial Officer; the
                                 Principal Financial Officer





February 5,1997